UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2016 (September 15, 2016)

RANGE RESOURCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-12209	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200

Fort Worth, Texas 76102

(Address of principal executive offices)

(817) 870-2601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 16, 2016, Memorial Resource Development Corp., a Delaware corporation (“Memorial”), became a wholly-owned subsidiary of Range Resources Corporation, a Delaware corporation (“Range”), as a result of the merger of Medina Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Range (“Merger Sub”), with and into Memorial (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of May 15, 2016, by and among Range, Memorial and Merger Sub (the “Merger Agreement”). Effective as of the effective time of the Merger, Memorial’s corporate name was changed to Range Resources - Louisiana, Inc.

Item 1.01. Entry into a Material Definitive Agreement

The Offers and Consent Solicitations

As previously disclosed, on August 3, 2016, in connection with the Merger, Range commenced offers to certain eligible holders (1) to either (a) exchange any and all outstanding 5.875% Senior Notes due 2022 issued by Memorial (the “Memorial Senior Notes”) for up to $600 million aggregate principal amount of new senior notes issued by Range or (b) purchase for cash any and all outstanding Memorial Senior Notes, and (2) to exchange any and all outstanding Senior Subordinated Notes (as defined below) issued by Range for up to $1.85 billion aggregate principal amount of new senior notes issued by Range. The “Senior Subordinated Notes” consist of, collectively, Range’s 5.75% Senior Subordinated Notes due 2021, Range’s 5.00% Senior Subordinated Notes due 2022, and Range’s 5.00% Senior Subordinated Notes due 2023. Range also announced a concurrent cash offer to those holders of Memorial Senior Notes who are not eligible to receive new senior notes issued by Range pursuant to the exchange offer.

Concurrently with these offers, Range also solicited consents from the holders of the Existing Notes (as defined below) to amend the indentures governing the Existing Notes to eliminate certain of the covenants, reporting requirements, restrictive provisions and events of default pursuant to the terms and subject to the conditions set forth in the applicable offering materials. Those proposed amendments were to be effected pursuant to the Supplemental Indentures (as defined below).

The offers expired at 6:00 a.m., New York City time, on September 16, 2016. At the expiration of the offers, the following aggregate principal amount of notes had been validly tendered and not validly withdrawn: $598,910,000 of the Memorial Senior Notes, $477,786,000 of the 5.75% Senior Subordinated Notes due 2021, $580,946,000 of the 5.00% Senior Subordinated Notes due 2022 and $742,291,000 of the 5.00% Senior Subordinated Notes due 2023.

Of the approximately $598.9 million in principal amount of Memorial Senior Notes that were tendered in the offers, approximately $269.7 million participated in the cash tender offer, resulting in a total payment (including early tender premiums and accrued interest) of approximately $276.3 million to the holders of those notes. Range funded this cash payment from its existing revolving credit facility.

The following table shows the aggregate principal amount of each series of notes prior to and after the offers:

Issuer	Title of Series	Aggregate Principal Amount Outstanding Prior to Offers	Aggregate Principal Amount Outstanding After Offers
Existing Notes:

Range	5.75% Senior Subordinated Notes due 2021	$500,000,000	$22,214,000

Range	5.00% Senior Subordinated Notes due 2022	$600,000,000	$19,054,000

Range	5.00% Senior Subordinated Notes due 2023	$750,000,000	$7,712,000

Memorial	5.875% Senior Notes due 2022	$600,000,000	$1,090,000

New Range Notes:

Range	5.75% Senior Notes due 2021	N/A	$475,952,000

Range	5.00% Senior Notes due 2022	N/A	$580,032,000

Range	5.00% Senior Notes due 2023	N/A	$741,514,000

Range	5.875% Senior Notes due 2022	N/A	$329,244,000

The foregoing description of the offers, the related consent solicitations and the proposed amendments to the related indentures is only a summary, does not purport to be complete, and is qualified in its entirety by reference to Range’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 3, 2016, August 17, 2016, August 25, 2016 and August 31, 2016, and to Memorial’s Current Report on Form 8-K filed with the SEC on August 26, 2016, all of which are incorporated by reference herein.

The Supplemental Indentures

In connection with the foregoing, the Supplemental Indentures listed below were executed on August 23, 2016 by Range or Memorial, as applicable, the guarantors of the applicable Existing Notes, and the applicable trustee. The operativeness of each of these Supplemental Indentures was conditioned upon, among other things, the consummation of the Merger. As a result of the consummation of the Merger on September 16, 2016, each of these Supplemental Indentures is now operative.

•	Memorial (a wholly-owned subsidiary of Range as a result of the Merger) entered into a supplemental indenture (the “Memorial Supplemental Indenture”) to the Indenture (as supplemented prior to the Memorial Supplemental Indenture, the “Memorial Indenture”), dated as of July 10, 2014, by and among Memorial, the guarantors party thereto, and U.S. National Banking Association, as trustee, governing the Memorial Senior Notes. Memorial entered into the Memorial Supplemental Indenture after the receipt of consents from the requisite holders of the Memorial Senior Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the Memorial Supplemental Indenture.

•	Range entered into a supplemental indenture (the “2021 Supplemental Indenture”) to the Indenture (as supplemented prior to the 2021 Supplemental Indenture, the “2021 Indenture”), dated as of May 25, 2011, by and among Range, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, governing Range’s 5.75% senior subordinated notes due 2021 (the “2021 Notes”). Range entered into the 2021 Supplemental Indenture after the receipt of consents from the requisite holders of the 2021 Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the 2021 Supplemental Indenture.

•	Range entered into a supplemental indenture (the “2022 Supplemental Indenture”) to the Indenture (as supplemented prior to the 2022 Supplemental Indenture, the “2022 Range Indenture”), dated as of March 9, 2012, by and among Range, the guarantors party thereto, and The Bank of New York Mellon Trust Company, N.A., as trustee, governing Range’s 5.00% senior subordinated notes due 2022 (the “2022 Notes”). Range entered into the 2022 Supplemental Indenture after the receipt of consents from the requisite holders of the 2022 Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the 2022 Supplemental Indenture.

•	Range entered into a supplemental indenture (the “2023 Supplemental Indenture” and, together with the 2022 Supplemental Indenture, the 2021 Supplemental Indenture and the Memorial Supplemental Indenture, the “Supplemental Indentures”) to the Indenture (as supplemented prior to the 2023 Supplemental Indenture, the “2023 Range Indenture”), dated as of March 18, 2013, by and among Range, the guarantors party thereto, and U.S. Bank National Association, as trustee, governing Range’s 5.00% senior subordinated notes due 2023 (the “2023 Notes” and, together with the Memorial Senior Notes, the 2021 Notes and the 2022 Notes, the “Existing Notes”). Range entered into the 2023 Supplemental Indenture after the receipt of consents from the requisite holders of the 2023 Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the 2023 Supplemental Indenture.

The Indentures

In connection with the foregoing, on September 16, 2016, Range entered into the following agreements:

•	an Indenture (the “New 2021 Indenture”) by and among Range, the guarantors party thereto, and U.S. National Bank Association, as trustee, governing the newly-issued 5.75% senior notes due 2021 (the “New 2021 Notes”), pursuant to which Range issued $475,952,000 aggregate principal amount of New 2021 Notes;

•	an Indenture (the “New 2022 Indenture”) by and among Range, the guarantors party thereto, and U.S. National Bank Association, as trustee, governing the newly-issued 5.00% senior notes due 2022 (the “New 2022 Notes”), pursuant to which Range issued $580,032,000 aggregate principal amount of New 2022 Notes;

•	an Indenture (the “New 2023 Indenture”) by and among Range, the guarantors party thereto, and U.S. National Bank Association, as trustee, governing the newly-issued 5.00% senior notes due 2023 (the “New 2023 Notes”), pursuant to which Range issued $741,514,000 aggregate principal amount of New 2023 Notes; and

•	an Indenture (the “Memorial Exchange Offer Indenture” and, together with the New 2021 Indenture, the New 2022 Indenture and the New 2023 Indenture, the “New Range Indentures”), by and among Range, the guarantors party thereto, and U.S. National Bank Association, as trustee, governing the newly-issued 5.875% senior notes due 2022 (the “Memorial Exchange Offer Notes” and, together with the New 2021 Notes, the New 2022 Notes, and the New 2023 Notes, the “New Range Notes”), pursuant to which Range issued $329,244,000 aggregate principal amount of Memorial Exchange Offer Notes.

The New Range Notes are unsecured senior obligations of Range and are guaranteed on a senior basis by the following subsidiaries of Range (collectively, the “Guarantors” and all such guarantees, the “Guarantees”):

•	Energy Assets Operating Company, LLC

•	Range Energy Services Company, LLC

•	Range Production Company, LLC

•	Range Resources—Appalachia, LLC

•	Range Resources—Midcontinent, LLC

•	Range Resources—Pine Mountain, Inc.

•	Memorial (now known as Range Resources – Louisiana, Inc.)

•	Range Louisiana Operating, LLC (formerly MRD Operating LLC)

•	Lincoln Minerals LLC

The interest rate and maturity date of the New 2021 Notes are identical to the interest rate and maturity date of the 2021 Notes. The interest rate and maturity date of the New 2022 Notes are identical to the interest rate and maturity date of the 2022 Notes. The interest rate and maturity date of the New 2023 Notes are identical to the interest rate and maturity date of the 2023 Notes. The interest rate and maturity date of the Memorial Exchange Offer Notes issued by Range are identical to the interest rate and maturity date of the Memorial Senior Notes.

The New Range Notes and the Guarantees rank equal in right of payment with all senior indebtedness of Range and the Guarantors, respectively. The New Range Notes and the Guarantees effectively rank junior to any secured indebtedness of Range or the Guarantors, respectively, including under Range’s credit facility, to the extent of the value of the collateral for such secured indebtedness. The New Range Notes and the Guarantees rank senior in right of payment to any subordinated indebtedness issued by Range or the Guarantors.

The Registration Rights Agreements

In connection with the foregoing, on September 16, 2016, Range entered into the following agreements:

•	a registration rights agreement (the “New 2021 Registration Rights Agreement”) by and among Range, the Guarantors, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, the dealer managers for the offers (the “Dealer Managers”), relating to the New 2021 Notes;

•	a registration rights agreement (the “New 2022 Registration Rights Agreement”) by and among Range, the Guarantors and the Dealer Managers, relating to the New 2022 Notes;

•	a registration rights agreement (the “New 2023 Registration Rights Agreement”) by and among Range, the Guarantors and the Dealer Managers, relating to the New 2023 Notes; and

•	a registration rights agreement (the “Memorial Exchange Offer Registration Rights Agreement” and, together with the New 2021 Registration Rights Agreement, the New 2022 Registration Rights Agreement and the New 2023 Registration Rights Agreements, the “Registration Rights Agreements”), by and among Range, the Guarantors and the Dealer Managers, relating to the Memorial Exchange Offer Notes.

Each of the Registration Rights Agreement provides that, if, on the fifth business day following September 16, 2017, (i) New Range Notes of the applicable series are not freely transferable without volume restrictions by holders that are not “affiliates” of Range in accordance with Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended, or otherwise, (ii) New Range Notes of the applicable series bear a restrictive Securities Act legend or (iii) New Range Notes of the applicable series bear a restricted CUSIP number (any New Range Notes of the applicable series as to which any of these restrictions apply “Registrable Notes”), Range and the Guarantors will use commercially reasonable efforts to file with the SEC and cause to become effective a registration statement relating to an offer (the “New Notes Exchange Offer”) to exchange Registrable Notes of the applicable series (and related guarantees) for new notes of such series (and related guarantees) with terms substantially identical to the New Range Notes of the applicable series except that such new notes will not be subject to restrictions on transfer in the United States or the interest rate increases referred to below.

Under each of the Registration Rights Agreements, Range and the Guarantors have also agreed to use commercially reasonable efforts to make available an effective shelf registration statement for resales of the Registrable Notes of the applicable series under certain circumstances, including if SEC interpretations do not permit Range and the Guarantors to effect the New Notes Exchange Offer or if the New Notes Exchange Offer is not completed within 45 days after the registration statement for the New Notes Exchange Offer becomes effective.

The interest rate on the New Range Notes of the applicable series will increase if Range and the Guarantors do not comply with their obligations under the applicable Registration Rights Agreement.

The foregoing descriptions of the Supplemental Indentures, the New Range Indentures and the Registration Rights Agreements are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the respective Supplemental Indentures, New Range Indentures and Registration Rights Agreements themselves, which are incorporated by reference herein and are filed as follows: (i) the Memorial Supplemental Indenture was filed as Exhibit 4.1 to Memorial’s Current Report on Form 8-K filed with the SEC on August 26, 2016, (ii) the 2021 Supplemental Indenture was filed as Exhibit 4.1 to Range’s Current Report on Form 8-K filed with the SEC on August 25, 2016, (iii) the 2022 Supplemental Indenture was filed as Exhibit 4.2 to Range’s Current Report on Form 8-K filed with the SEC on August 25, 2016, (iv) the 2023 Supplemental Indenture was filed as Exhibit 4.3 to Range’s Current Report on Form 8-K filed with the SEC on August 25, 2016, (v) the New 2021 Indenture is filed herewith as Exhibit 4.1, (vi) the New 2022 Indenture is filed herewith as Exhibit 4.2, (vii) the New 2023 Indenture is filed herewith as Exhibit 4.3, (viii) the Memorial Exchange Offer Indenture is filed herewith as Exhibit 4.4, (ix) the New 2021 Registration Rights Agreement is filed herewith as Exhibit 4.5, (x) the New 2022 Registration Rights Agreement is filed herewith as Exhibit 4.6, (xi) the New 2023 Registration Rights Agreement is filed herewith as Exhibit 4.7 and (xii) the Memorial Exchange Offer Registration Rights Agreement is filed herewith as Exhibit 4.8.

Item 1.02. Termination of a Material Definitive Agreement

On September 16, 2016, concurrently with, and in connection with, the Merger, Memorial (a wholly-owned subsidiary of Range as a result of the Merger) repaid all outstanding amounts under and terminated its credit facility, as amended, with Bank of America, N.A., as administrative agent and collateral agent, and the other lenders and financial institutions party thereto (the “Memorial Credit Facility”). No early termination or prepayment penalties were incurred as a result of the termination of the Memorial Credit Facility or the repayment of outstanding amounts under that facility. In connection with the termination of the Memorial Credit Facility, all guaranties and liens securing the obligations under that facility were released.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 16, 2016, pursuant to the Merger Agreement, Range completed its Merger with Memorial, which was accomplished through the merger of Merger Sub with and into Memorial, with Memorial surviving the Merger as a wholly-owned subsidiary of Range.

At the effective time of the Merger (the “Effective Time”), each share of Memorial common stock issued and outstanding was converted into the right to receive 0.375 of a share of newly-issued Range common stock, par value $0.01 per share, rounded down to the nearest whole share. Instead of issuing fractional shares of Range common stock, Range paid cash (without interest) for those fractional shares in an amount equal to the product of (i) such fractional part of a share of Range common stock multiplied by (ii) $41.0766 per share, the volume weighted average price of Range common stock for the five consecutive trading days immediately prior to the closing date of the Merger as reported by Bloomberg, L.P. The newly-issued shares of Range common stock and the cash paid in lieu of fractional shares are collectively referred to as the “Merger Consideration.”

Shares of Range common stock outstanding before the Effective Time remain outstanding and have not been exchanged, converted or otherwise changed in the Merger. Based on the number of shares of Memorial common stock issued and outstanding immediately prior to the Effective Time, a total of 77,042,749 shares of Range common stock were issued to the former holders of Memorial common stock pursuant to the Merger Agreement.

Immediately prior to the Effective Time, each outstanding share of restricted Memorial common stock issued pursuant to the Memorial Resource Development Corp. 2014 Long Term Incentive Plan became fully vested and unrestricted, and, at the Effective Time, the holders thereof became entitled to receive the Merger Consideration in accordance with the terms of the Merger Agreement.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to Range’s Current Report on Form 8-K, as amended by Range’s Current Report on Form 8-K/A, in each case as filed with the SEC on May 19, 2016 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the New Range Indentures is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Supplemental Indentures is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, and effective upon the consummation of the Merger, on September 16, 2016, as required by the Merger Agreement and approved by the Board of Directors of Range (the “Range Board”) upon receipt of the unanimous recommendation of its Governance and Nominating Committee, the size of the Range Board was expanded by one member and Mr. Robert A. Innamorati, an existing director on the Memorial board of directors as of immediately prior to the Effective Time, was appointed to fill the open position on the Range Board and to serve thereon as an independent director. Accordingly, following completion of the Merger, the Range Board now has ten members, consisting of the nine individuals serving on the Range Board prior to completion of the Merger and Mr. Innamorati. As Mr. Innamorati will serve as a non-employee director, Range has not and will not enter into an employment agreement with Mr. Innamorati. Mr. Innamorati’s appointment is described in further detail in Range’s Current Report on Form 8-K filed with the SEC on June 29, 2016, and that description is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 15, 2016, Range held a special meeting of stockholders (the “Special Meeting”). The proposals are described in detail in Range’s and Memorial’s definitive joint proxy statement filed with the SEC on August 10, 2016. The final results regarding each proposal are set forth below.

1.	The proposal to approve the issuance of shares of Range common stock to Memorial stockholders in connection with the Merger as contemplated by the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
146,802,544	134,388	963,976	0

2.	The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the first proposal listed above:

For	Against	Abstain	Broker Non-Votes
137,727,239	9,286,704	886,965	0

Each proposal was approved by Range’s stockholders at the Special Meeting. Stockholders owning a total of 147,900,908 shares voted at the Special Meeting, representing approximately 86.95% of the shares of Range common stock outstanding as of the record date for the Special Meeting.

Item 8.01. Other Events.

On September 15, 2016, Range issued a press release disclosing the Special Meeting voting results. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On September 16, 2016, Range and Memorial issued a joint press release announcing the Merger. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Memorial as of December 31, 2015 and 2014 and the audited consolidated and combined statements of operations, cash flow and equity of Memorial for the three years ended 2015, as well as the unaudited condensed consolidated balance sheet of Memorial as of June 30, 2016, the unaudited condensed statements of consolidated operations of Memorial for the three and six months ended June 30, 2016 and 2015, and the unaudited statements of consolidated cash flows and equity of Memorial for the six months ended June 30, 2016 and 2015, together with the related notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Range as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, together with the notes thereto, are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.75% senior notes due 2021

4.2	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.00% senior notes due 2022

4.3	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.00% senior notes due 2023

4.4	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.875% senior notes due 2022

4.5	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, the dealer managers for the offers (the “Dealer Managers”), dated as of September 16, 2016, in respect of 5.75% senior notes due 2021

4.6	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.00% senior notes due 2022

4.7	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.00% senior notes due 2023

4.8	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.875% senior notes due 2022

23.1	Consent of KPMG LLC

99.1	Press Release issued by Range Resources Corporation dated September 15, 2016

99.2	Joint Press Release issued by Range Resources Corporation and Memorial Resource Development Corp. dated September 16, 2016

99.3	The audited consolidated balance sheets of Memorial Resource Development Corp. (“Memorial”) as of December 31, 2015 and 2014 and the audited consolidated and combined statements of operations, cash flow and equity of Memorial for the three years ended 2015, as well as the unaudited condensed consolidated balance sheet of Memorial as of June 30, 2016, the unaudited condensed statements of consolidated operations of Memorial for the three and six months ended June 30, 2016 and 2015, and the unaudited statements of consolidated cash flows and equity of Memorial for the six months ended June 30, 2016 and 2015, together with the related notes thereto

99.4	The unaudited pro forma condensed combined financial information of Range Resources Corporation as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, together with the notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

Date: September 16, 2016	By:	/s/ David P. Poole
Senior Vice President – General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.75% senior notes due 2021

4.2	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.00% senior notes due 2022

4.3	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.00% senior notes due 2023

4.4	Indenture, by and among Range Resources Corporation, the guarantors named therein and U.S. Bank National Association, dated as of September 16, 2016, in respect of 5.875% senior notes due 2022

4.5

Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, the dealer managers for the offers (the “Dealer Managers”), dated as of September 16, 2016, in respect of 5.75% senior notes due

2021

4.6	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.00% senior notes due 2022

4.7	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.00% senior notes due 2023

4.8	Registration Rights Agreement, by and among Range Resources Corporation, the guarantors named therein and the Dealer Managers, dated as of September 16, 2016, in respect of 5.875% senior notes due 2022

23.1	Consent of KPMG LLC

99.1	Press Release issued by Range Resources Corporation dated September 15, 2016

99.2	Joint Press Release issued by Range Resources Corporation and Memorial Resource Development Corp. dated September 16, 2016

99.3	The audited consolidated balance sheets of Memorial Resource Development Corp. (“Memorial”) as of December 31, 2015 and 2014 and the audited consolidated and combined statements of operations, cash flow and equity of Memorial for the three years ended 2015, as well as the unaudited condensed consolidated balance sheet of Memorial as of June 30, 2016, the unaudited condensed statements of consolidated operations of Memorial for the three and six months ended June 30, 2016 and 2015, and the unaudited statements of consolidated cash flows and equity of Memorial for the six months ended June 30, 2016 and 2015, together with the related notes thereto

99.4	The unaudited pro forma condensed combined financial information of Range Resources Corporation as of and for the six months ended June 30, 2016, and for the year ended December 31, 2015, together with the notes thereto